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                                                                   Exhibit 10.21


Statement of Work between Viisage Technology and
Compaq Computer Corporation for the
Maryland Motor Vehicle Administration
DLS/POS Systems and Related Modules
================================================================================

Program ID:          MVA

Copy No.             1

Document Version:    12.0

Date:                December 6, 1999

Abstract:   Viisage Technology will create and configure PC's and image servers supplied by Compaq and additional necessary hardware supplied by Viisage, a turnkey digitized driver's license system for the State of Maryland.


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
                          Viisage Statement of Work

                                 Version l2.0


Agreed To & Accepted By:

VIISAGE                                            COMPAQ COMPUTER CORPORATION


BY: /s/ Thomas J. Colatosti                        BY: /s/ Terence K. Thomas
    -------------------------                          -------------------------
TITLE: President & CEO                             TITLE: Program Director
       ----------------------                             ----------------------
DATE: December 7, 1999                             DATE: 12/8/99
      -----------------------                            -----------------------


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Contents
--------------------------------------------------------------------------------

1.  PURPOSE ................................................................ 1

2.  SCOPE .................................................................. 2

3.  ASSUMPTIONS ............................................................ 3

4.  VIISAGE RESPONSIBILITIES ............................................... 4

5.  PROJECT MANAGEMENT ..................................................... 5

  5.1  CHANGE CONTROL ...................................................... 5
  5.2  ISSUE RESOLUTION .................................................... 6
  5.3  CONFIGURATION MANAGEMENT ............................................ 6
  5.4  QUALITY ASSURANCE ................................................... 7

6.  REVIEWS, MEETINGS, AND REPORTS .........................................11

  6.1  REVIEWS .............................................................11
  6.2  STATUS MEETINGS .....................................................11
  6.3  STATUS REPORTS ......................................................11

7. CONTRACT MANAGEMENT .....................................................12

  7.1  PRIME CONTRACT ......................................................12

8.  DEPENDENCIES ...........................................................13

  8.1  EQUIPMENT, FACILITIES, AND OPERATIONS SUPPORT .......................13
  8.2  PROJECT PERSONNEL ...................................................13
  8.3  INFORMATION AND ASSISTANCE ..........................................13

9.  DELIVERABLES ...........................................................15

  9.1 PROJECT KICKOFF ......................................................15
  9.2 SPECIFICATIONS .......................................................15
    9.2.1  Project Plan ....................................................15
    9.2.2  Requirements Document ...........................................15
    9.2.3  Design Document .................................................16
    9.2.4  Quality Plan ....................................................16
    9.2.5  Configuration Plan ..............................................16
    9.2.6  Training Plan ...................................................16
    9.2.7  Acceptance Test Plan ............................................16
    9.2.8  Pilot Deployment Plan ...........................................16
    9.2.9  Final Deployment Plan ...........................................16
  9.3  DOCUMENTATION .......................................................16
    9.3.1  User Documentation ..............................................17
    9.3.2  Administrator Documentation .....................................17
    9.3.3  Training Documentation ..........................................17
    9.3.4  Maryland New Driver License & ID Card Booklet ...................17


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  9.4  CUSTOM APPLICATION SOFTWARE .........................................17
  9.5  COMPUTERIZED VISUAL INSPECTION SYSTEM(VIS) ..........................17
  9.6  DLS SOFT WARE AND HARDWARE ..........................................17
  9.7  PROTOTYPE ...........................................................18
  9.8  TRAIN THE TRAINER ...................................................18
  9.9  TECHNICAL SUPPORT ...................................................18
  9.10  MAINFRAME INTEGRATION AND MIGRATION ................................18
  9.11  WARRANTY AND MAINTENANCE SERVICES ..................................18
  9.12  SUPPLIES ...........................................................19

10.  DELIVERABLE ACCEPTANCE ................................................20

  10.1   PROJECT KICKOFF ...................................................20
  10.2   SPECIFICATIONS ....................................................20
  10.3   DOCUMENTATION .....................................................21
  10.4   CUSTOM APPLICATION SOFTWARE .......................................21
  10.5   COMPUTERIZED VISUAL INSPECTION SYSTEM(VIS) ........................21
  10.6   DLS SOFT WARE AND HARDWARE ........................................21
  10.7   PROTOTYPE .........................................................21
  10.8   TRAIN THE TRAINER .................................................21
  10.9   TECHNICAL SUPPORT .................................................21
  10.10   MAINFRAME INTEGRATION AND MIGRATION ..............................21
  10.11   WARRANTY AND MAINTENANCE SERVICES ................................21
  10.12   SUPPLIES .........................................................21

11.  PRICE .................................................................23

12.  PAYMENT SCHEDULE ......................................................25

13.  REFERENCED DOCUMENTS ..................................................28

  13.1    MARYLAND CUSTOMER DOCUMENTS ......................................28
  13.2    VIISAGE DOCUMENTS TO COMPAQ ......................................28

14. ADDITIONAL TERMS AND CONDITIONS ........................................29

APPENDIX A. SCHEDULE ....................................................... 1

APPENDIX B. HARDWARE LIST .................................................. 1

APPENDIX C. CHANGE REQUEST FORM ............................................ 1


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Preface
--------------------------------------------------------------------------------

     Distribution Control
     ---------------------------------------------------------------------------
     Copy No.                                Distribution
     ---------------------------------------------------------------------------
     1.  Approval Copy                       Compaq Computer Corporation

     2.  Approval Copy                       Viisage Technology, Inc.

     People Involved in the Preparation of This Document
     ---------------------------------------------------------------------------
     Function                                Name
     ---------------------------------------------------------------------------
     Compaq Program Manager                  Terence Thomas

     Compaq Deputy Program Manager           Kathy Stanton

     Review List
     ---------------------------------------------------------------------------
     Reviewed by                             Date
     ---------------------------------------------------------------------------
     [TEXT]                                  [text]
     [TEXT]                                  [text]
     ---------------------------------------------------------------------------

     Change History
     ---------------------------------------------------------------------------
     Version          Date             Revision Description
     ---------------------------------------------------------------------------
     1.0              11/03/99         Initial Draft

     ---------------------------------------------------------------------------


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1.    Purpose

This Statement of Work defines the scope of the services and the deliverables that Viisage Technology Inc., hereafter referred to as "Viisage", will provide to Compaq Computer Corporation, hereafter referred to as "COMPAQ", under this agreement.

The performance of this Statement of Work is contingent upon COMPAQ being awarded a contract to deliver the same services to the Maryland MVA (hereafter referred to as MVA) and issuing a corresponding purchase order to Viisage.

This Statement of Work details:

1.    The scope of work Viisage agrees to deliver to COMPAQ.
2. The working relationship between Viisage and COMPAQ, including roles and responsibilities.
3.    Description of required deliverable items under this agreement.
4.    The process for deliverable acceptance.
5.    Significant tasks and schedule.
6.    Change procedure and issue resolution process.
7.    The quality assurance process to be followed.
8.    Additional terms and conditions under which the work will be performed.


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2.    Scope

Under this agreement, Viisage will define, develop, and deliver to COMPAQ the following items:
1.    Requirements Specification and System Design Specification
2.    Acceptance Test Specification
3.    User Manual, Training Material, and Technical Manual
4.    Application Software License for exclusive use in Maryland
5.    User Training (Training the Compaq Trainers)
6. Maintenance parts and Help desk support on all items delivered by Viisage (as second level support)
7.    Card Supplies
8.    Prototype
9.    Pilot
10.   Staging, Configuration, and Associated Plans
11.   Creation of Drivers License ID Booklet
12.   First level support procedures on all items delivered by Viisage.
13.   Training on proper maintenance of Viisage Equipment

The deliverable items are described in Section 9, DELIVERABLES. All deliverable items will, hereafter, be collectively referred to as "DELIVERABLES".

Viisage will define, develop, and deliver to COMPAQ the DELIVERABLES in accordance with the contract and specification documents listed in Section 13, Referenced Documents and Section 14, Terms and Conditions.


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3.    Assumptions

1)    Compaq will provide for the MVA user's:
      a)  all PC's (including monitor, keyboard and mouse),
      b)  network connectivity,
      c)  PC operating system, layered software and licenses
      d)  image server hardware and system.
2) Compaq will review with Viisage all hardware configurations and Viisage shall certify that the hardware is compatible with their product. The description and total quantity of all equipment to be provided by Viisage for all requirements [development, pilot, installation, training, spares, etc.] is given in Appendix B -- Hardware List.
3)    Compaq will post all bonds.
4) Viisage will attend one Project Status Review per month on-site at the MVA facilities. For the Project Status Meetings, Viisage will participate by telephone on the conference call.
5) To meet the MVA record retention requirements, Viisage will provide requested project files such as Project Deliverables, Status Reports, and Invoices in the mutually agreed upon formats.
6) Training of Compaq-supplied trainers will occur at site(s) provided by Compaq.
7) Pending Technical Agreements -- Compaq's and Viisage's Technical Teams will design during Phase I of the MVA DLS/POS Project final hardware and software configurations to include at a minimal:

      a) Target production operating system. Because of the timing around the delivery of Windows 2000, both companies, as well as the customer, must consider the advantages of delivering the DLS solution on Windows 2000. Viisage will supply the application under the latest available version of Windows NT; the migration to Windows 2000 will be considered as a change order option when Windows 2000 is released to the public. Costs, if any, will be addressed at that time.

      b) Dual monitor support. As required in the RFP, the turnkey DLS solution must support dual monitors. Viisage is supplying a single framegrabber card for single monitor support. Viisage will provide additional software [to be finalized during the specification/design phase] to support dual monitors at no additional cost; in consideration of this Compaq agrees to an accelerated payment schedule as mutually agreed. However, the 2nd monitor may require a 2nd framegrabber card which is an out of pocket expense. Compaq and Viisage have agreed to negotiate a business arrangement that would address the impact of the out of pocket expense associated with the 2nd framegraber card, such as expanding the scope of work/software development to be done by Viisage under a separate agreement.


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4.    Viisage Responsibilities

Viisage is responsible for:
1) Customizing its base imaging and printing software to facilitate the production of driver's licenses (turnkey) in accordance with the contract and specification documents listed in Section 13, Referenced Documents and
      Section 14, Terms and Conditions.
2) Provide consulting during image server/central issuance development to ensure compatibility and successful operation of the system.
3) Retrieving existing portrait and signature images from the central imaging system after Compaq has converted the existing image database,
4) Storing and Retrieving driver's license images (portrait and signature) and associated data, display data, and print cards
5)    Delivering the hardware defined in Appendix B,
6)    Assisting in configuring the PC's to meet imaging system requirements
7)    Supporting the driver's license imaging system,
8)    Producing manuals (user, technical, training),
9)    Performing training
10) Viisage will provide spare parts and technician training to allow others to provide first level maintenance of the hardware defined in Appendix B and will provide 2nd level support for these devices,
11)   Providing 2nd level help desk support to Compaq as specified in Section
      9.9.
12) Provide consulting during setup/conversion of images to ensure compatibility and successful operation of the system. Delivering a Train-the-trainer program to Compaq Trainers and associated training materials to enable Compaq Trainers to train MVA end users on the DL/ID system. Viisage will provide a training plan to accomplish this task.
13) Viisage will provide a master hard disk drive [which can be duplicated using a disk duplicator], instructions, and support required to deploy the application. As required, during the Pilot and Phase II rollout, Viisage will provide on-site support.
14) Providing the above and other services as described herein and according to documents specified in Section 13 and in accordance with the schedule.


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5.    Project Management

5.1   Change Control

Both Viisage and COMPAQ must mutually agree upon any changes to this Work Statement. No verbal agreement between persons involved in the project will be binding on either Viisage or COMPAQ. Mutually acceptable changes in the scope of work and adjustments in schedule and price will be incorporated as a modification to this agreement or may become the basis of a new, follow-on agreement.

Walter Krepcio has been designated as the authorized Viisage representative for making changes to this Statement of Work. Terence K. Thomas or Kathy Stanton are designated as the authorized COMPAQ representative(s) for making changes to this Statement of Work.

Change requests that impact project scope must be submitted in writing using Compaq Computer Corporation's standard Change Request Form contained in Appendix C, Change Request Form. The Change Request Form is part of COMPAQ's change control as defined in the COMPAQ Program Methodology/Transform.

The generic approval process for change requests is as follows

1.    Definition
      During this step, the requirements for change are defined and change impact is initially estimated. The proposed change is classified, and the effort required to evaluate its full impact is estimated. A review of the proposed change takes place. The status of the proposed change is logged and communicated.

2.    Evaluation
      Here, a full-scale impact analysis is conducted and any missing data are requested from the change originator. The status of the proposed change is logged and communicated.

3.    Approval
      The proposed change is reviewed here and a decision is reached regarding its approval, rejection, or deferral. If a change proposal is deferred, additional studies or external approval can be requested. Funding for implementing the change may need to be negotiated, and again the status of the request is logged and communicated.

4.    Implementation
      The change is implemented and the baseline information is updated. The change


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      status is tracked and reported.

5.    Verification
      A check for correctness, completeness, and adherence to quality requirements is completed, and final status of the change is logged and reported.

5.2   Issue Resolution

The process for resolving issues will be in conformance with the COMPAQ's Network and Systems Integration Services (NSIS) Standard for Issue Resolution.

An Issue Resolution Form is submitted when individuals working on customer projects experience problems within a given area. The status of open issues and actions taken or planned for resolution are published via the Issue Status Report.

The following activities will be performed for each issue:

1.    Define the problem and decide that it should be handled as an issue.
2. Evaluate the issue, estimate its impact on the project and potential financial exposure.
3.    Identify corrective action(s) and personnel responsible.
4.    Log and track the issue.
5.    Notify appropriate business management.
6.    Follow up until satisfactorily resolved.

Should issues need to be elevated beyond the process described here they will be elevated to Kevin French of Compaq and Tom Colatosti of Viisage.

5.3   Configuration Management

Viisage will manage its deliverables and project process using the Configuration Management Procedures to be developed and provided by Compaq. These procedures will require Viisage adherence to these project standards throughout the term of this agreement.

Configuration management is the process by which project management can systematically identify, correlate, maintain, and control the various components of a project. This process ensures the components' integrity and the traceability of changes as they occur throughout the lifetime of the project.


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Configuration management allows the project team to pinpoint the status of any component in its life cycle and allows for any version to be recreated at any point. Components can include any combination of hardware, software, and training. Configuration management is composed of four subprocesses, which operate simultaneously:

1.    Configuration identification
2.    Configuration control
3.    Configuration status accounting
4.    Configuration audits/reviews

5.4   Quality Assurance

COMPAQ and Viisage will document the quality assurance process in accordance with ISO 8402 and ISO 9000 series standards. This process will be followed throughout the life of the project. Compaq will consider using Viisage's methodology. Viisage must provide the methodology for Compaq's review. At a minimal, the final methodology used must contain the necessary elements required for Compaq to meet its requirements to the MVA.

Compaq's quality model proposed to the MVA defines three main processes:

Quality definition: specification of quality standards for the development process as well as for the solution.
Quality management: defining, maintaining, and executing the Quality Plan to meet COMPAQ requirements.
Quality assessment: reviewing and measuring the project at any time against the quality requirements.

The following table shows a minimal list of the Quality Requirements:

--------------------------------------------------------------------------------
                              Quality Requirements
--------------------------------------------------------------------------------
Access Audit - The degree to which the system logs the access (who, when, from where).
--------------------------------------------------------------------------------
Access Control - The degree to which the system restricts the access properly.
--------------------------------------------------------------------------------
Accessibility - The ease with which the system can be accessed.
--------------------------------------------------------------------------------
Accuracy -The precision of computations and control.
--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
                              Quality Requirements
--------------------------------------------------------------------------------
Audibility - The ease with which conformance to standards can be checked.
--------------------------------------------------------------------------------
Communication Communality - The degree to which standard interfaces, protocols, and bandwidth are used.
--------------------------------------------------------------------------------
Communicativeness - The ease with which the system can be used.
--------------------------------------------------------------------------------
Completeness - The degree to which full implementation of a required function has been achieved.
--------------------------------------------------------------------------------
Conciseness - The compactness of the program in terms of lines of code.
--------------------------------------------------------------------------------
Consistency - The use of uniform design and documentation techniques throughout the software development project.
--------------------------------------------------------------------------------
Correctness - The extent to which a program satisfies its specifications and thus fulfills the customer's mission objectives.
--------------------------------------------------------------------------------
Data Commonality - The use of standard data structures and types throughout the program
--------------------------------------------------------------------------------
Efficiency - The amount of computing resources and code required by a program to perform its function.
--------------------------------------------------------------------------------
Error Tolerance - The damage that occurs when the program encounters an error.
--------------------------------------------------------------------------------
Execution Efficiency - The run-time performance of a program.
--------------------------------------------------------------------------------
Expandability - The degree to which architectural, data, or procedural design can be extended
--------------------------------------------------------------------------------
Flexibility - The effort required to modify an operational program
--------------------------------------------------------------------------------
Generality - The breadth of the potential application of program components.
--------------------------------------------------------------------------------
Hardware Independence - The degree to which the software is decoupled from the hardware on which it operates.
--------------------------------------------------------------------------------
Human Engineering - The extent to which the application is built for human interaction (user friendly).
--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
                              Quality Requirements
--------------------------------------------------------------------------------
Input/Output Volume - Amount of data which is passed to the user.
--------------------------------------------------------------------------------
Instrumentation - The degree to which the program monitors its own operation and identifies errors that do occur.
--------------------------------------------------------------------------------
Integrity - The extent to which access to software or data by unauthorized persons can be controlled.
--------------------------------------------------------------------------------
Interoperability - The effort required to couple one system to another.
--------------------------------------------------------------------------------
Legibility - The degree to which the documentation is easy to read.
--------------------------------------------------------------------------------
Maintainability - The effort required to locate and to fix an error in a program (defects).
--------------------------------------------------------------------------------
Modifiability -The effort to change the application (enhancements).
--------------------------------------------------------------------------------
Modularity - The function independence of program components.
--------------------------------------------------------------------------------
Operability - The ease of operation of a program.
--------------------------------------------------------------------------------
Portability - The effort required to transfer the program from one hardware and/or software system environment to another.
--------------------------------------------------------------------------------
Reliability - The extent to which a program can be expected to perform its intended function with the required precision.
--------------------------------------------------------------------------------
Reusability -The extent to which a program (or parts of a program) can be reused in other applications.
--------------------------------------------------------------------------------
Security - The availability of mechanisms that control or protect program and data.
--------------------------------------------------------------------------------
Self-Descriptiveness - The degree to which the source code provides meaningful documentation.
--------------------------------------------------------------------------------
Simplicity - The degree to which a program can be understood without difficulty.
--------------------------------------------------------------------------------
Software System Independence - The degree to which the program is independent of nonstandard programming language features, operating system characteristics, and other environmental constraints.
--------------------------------------------------------------------------------


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                              Quality Requirements
--------------------------------------------------------------------------------
Storage Efficiency - The efficient usage of storage media.
--------------------------------------------------------------------------------
Testability - The effort required to test a program to ensure that it performs its intended function.
--------------------------------------------------------------------------------
Traceability - The ability to trace a design representation or actual program component back to requirements.
--------------------------------------------------------------------------------
Training - The degree to which the software assists in enabling new users to apply the system
--------------------------------------------------------------------------------
Understandability - The level of complexity of the modules and the application.
--------------------------------------------------------------------------------
Usability - The effort required to learn, operate, input, and interpret the output of a program.
--------------------------------------------------------------------------------

For each quality requirement COMPAQ and Viisage will jointly identify the associated metric and method for the associated quality requirement in the Quality Plan which will be jointly developed and mutually agreed upon by the parties. This plan will cover the custom development for this project.


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6.    Reviews, Meetings, and Reports

6.1   Reviews

Customer Project Status Reviews will be conducted once a month on site at MVA facilities.

Quarterly management reviews between Viisage and Compaq will be held at a mutually agreed time and place.

Other reviews/walkthroughs will be defined and conducted as specified in the Schedule and/or the Quality Plan. Viisage will participate in Project Status Review via on-site representation by the Viisage project manager.

6.2   Status Meetings

Project Status Meetings will be conducted weekly except for the week of the formal Project Status Review held monthly. Viisage will participate in Project Status Meetings meetings via conference call. Viisage will participate on-site for the formal Project Status Review. The Viisage's Project Manager and COMPAQ's Project Manager will represent their organizations at these meetings. Status Meetings will include, but are not limited to:

o     Review of progress against schedule
o     Review open Change Requests
o     Review open Issues
o     Review achievement against milestones

The COMPAQ Program Manager will take minutes at each Project Status Meeting. The minutes will document decisions made and any action items. The minutes will be distributed prior to the next Project Status Meeting.

6.3   Status Reports

Project Status Reports will be prepared by the Viisage Project Manager and sent to COMPAQ's Program Manager no later than two (2) days before each scheduled Project Status Review. Status Reports will contain, but are not limited to, the following:
o     A project status summary
o     Change Request status (new, open, closed since last report)
o     Issue status (new, open, closed since last report)
o     A schedule status


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7.    Contract Management

7.1   Prime Contract

Compaq Computer Corporation is the prime contractor for the Maryland MVA DLS/POS project. The COMPAQ Program Manager will communicate questions or issues pertinent to this project to Maryland MVA.

As prime contractor, COMPAQ has engaged Viisage as a subcontractor to provide project deliverables. This Statement of Work includes products and services to be delivered by subcontractor(s) under COMPAQ's direction.

COMPAQ, as prime contractor, is the sole contact for Maryland MVA questions and issues for these services. COMPAQ will provide a common, single interface to:

o     Solicit consulting and technical information
o     Resolve business and technical issues
o     Coordinate delivery schedules
o     Insure materials are delivered in a satisfactory time frame and condition

Viisage agrees to conduct any project-related communications through the COMPAQ Program Managers.


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8.    Dependencies

8.1   Equipment, Facilities, and Operations Support

1.    Development System
      Software development for this project will be performed at both MVA facilities and at Viisage facilities. Compaq will provide all hardware and software that is needed to perform development at Viisage facilities; all equipment provided by Viisage for the entire scope of the project in quantity and type [development, pilot, installation, training, spares, etc.] is limited to that equipment specified in Appendix B --Hardware List. Compaq will provide a limited number of PCs for development to be performed at the Viisage site. These PCs will be returned to Compaq at the end of the project or as otherwise requested by Compaq. COMPAQ will provide the Server hardware and one (1) PC workstation for use by Viisage for work conducted at the MVA facility. Viisage will provide the necessary equipment as listed in Appendix B at the MVA facility to be able to perform testing and execute the acceptance test for the Viisage deliverables.

2.    Training Facilities
      Compaq will ensure that MVA will provide the facilities necessary to hold the training classes at MVA. Viisage will supply train-the trainer training to Compaq-supplied trainers at such MVA facilities. The training workstations are included in the equipment list in the COTS Hardware Lists contained in Appendix B.

3.    Computer Data
      Compaq will ensure that MVA makes available the MVA computer data that is needed for system interfaces, DLIS conversion, data migration, and system testing for the project.

8.2   Project Personnel
      Viisage will provide personnel with the appropriate skills to perform the tasks and services described herein. COMPAQ reserves the right to approve Viisage personnel assigned to the project or require replacement of any Viisage personnel assigned with another Viisage employee of equal or better experience.

8.3   Information and Assistance

      Viisage agrees to respond, within two (2) business days (unless otherwise agreed to by both the Viisage Project Manager and the COMPAQ Project Manager), to requests for the following documentation, information, or assistance needed for the PROJECT. This includes, but is not limited to, providing:


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o     Documentation and information needed for design, development, testing, evaluation, installation, etc.
o     Skilled and knowledgeable personnel to assist COMPAQ in the project.
o Samples of data and/or the assistance of Viisage personnel to prepare required data for testing.

Viisage is responsible for the accuracy and completeness of all information it provides.


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9.    Deliverables

Viisage will deliver the following items in accordance with the contract and specification documents listed in Section 13, Referenced Documents ("Referenced Documents"), and according to the Project Schedule contained in Appendix A, hereafter referred to as the Schedule.

NOTE: THE PROJECT SCHEDULE SHOWS CUSTOMER MILESTONES. VIISAGE'S DELIVERABLES ARE REQUIRED TEN (10) BUSINESS DAYS BEFORE THE ASSOCIATED CUSTOMER MILESTONE IS DUE.

Requests for enhancements or changes to these items will be considered Change Requests and will be processed by the Change Control process.

9.1   Project Kickoff
Viisage will prepare and perform a demonstration at two project startup meetings conducted at the MVA facility. The first meeting will be for MVA senior management and the second meeting will be for the MVA technical teams.

9.2   Specifications
Viisage will prepare and deliver three (3) hard copies and one (1) soft copy to Compaq of the following specifications according to the Schedule. Viisage will deliver these specifications as Microsoft word documents in the format specified by COMPAQ.

9.2.1 Project Plan
Viisage will provide the components of the Project Plan that describe the project management plan for Viisage. Viisage will also provide the detail project schedule of the tasks being performed by Viisage. This Project Plan will be updated at the beginning of each phase to reflect changes in scope. The project schedule is updated at the project status meetings.

9.2.2 Requirements Document
The Requirements Document will detail the functional requirements for the Driver Licensing System (DLS) components and related modules. The baseline 0 requirements are specified in the Referenced Documents. The Requirements Document will address the baseline 0 requirements and will detail each requirement based on discussions and reviews with the MVA. Upon MVA acceptance of the Requirements Document, it will become the Baseline 1 requirements and will supercede Baseline 0. The Requirements Document forms the basis for the Design Document and development of the applications.


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9.2.3 Design Document
The Design Document will detail the design for implementing the Driver Licensing System (DLS) and related modules.

9.2.4 Quality Plan
The Quality Plan will detail the metrics and goals for achieving the quality criteria as described in Section 5.4.

9.2.5 Configuration Plan
The Configuration Plan will detail all items under configuration control. For each item the plan will detail the information collected, the method or process for collecting the information, who is responsible for managing the information, tools for managing the information, and the configuration control process. Items include specifications, custom software, hardware, system operational procedures, and COTS software.

9.2.6 Training Plan
The Training Plan will specify the types of training courses, the training documentation requirements, the training class facility requirements, the training system and data requirements, and the schedule for training.

9.2.7 Acceptance Test Plan
The Acceptance Test Plan documents the tests with associated test steps and expected results for demonstrating that the delivered items conform to the requirements as specified in the Requirements Document.

9.2.8 Pilot Deployment Plan
The Pilot Deployment Plan details the work to be performed by Compaq, Daly, and Viisage in implementing their component of the Pilot System.

9.2.9 Final Deployment Plan
The Final Deployment Plan details the work to be performed by Viisage in implementing their portion of the DLS/POS systems at the MVA locations. In addition, this plan will include the system verification test. The system verification test details specific tests that are run to verify that the hardware is correctly installed and configured and that the application software is correctly installed and operating.

9.3   Documentation
Unless specified differently below, Viisage will prepare and deliver three (3) hard copies and one (1) soft copy to Compaq of the following documents according to the Schedule. Viisage will deliver these specifications as Microsoft word documents in the format specified by COMPAQ.


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9.3.1 User Documentation
The User Documentation describes how the system is to be operated from a user's point of view. This document will include sample CRT screen layouts, sample reports, step-by-step processing of each function, and a guide to run-time errors generated by the system.

9.3.2 Administrator Documentation
The Administrator Documentation describes the system administrative functions. This manual will describe how to operate and maintain the production driver license system, including installation procedures, startup, shutdown, backup procedures, and user authorization procedures.

9.3.3 Training Documentation
The Training Documentation documents exercises for the user to perform in learning how to use the production drivers license system. Viisage will provide one set of documentation in both hard copy and in Microsoft Word Format and one camera-ready copy

9.3.4 Maryland New Driver License & ID Card Booklet
The Maryland New Driver License & ID Card Booklet is a maximum 6 page pamphlet that describes the features of the new drivers license. Viisage will design the pamphlet and provide one camera-ready copy in addition to one soft copy version.

9.4   Custom Application Software
Viisage will provide Compaq with Custom Application Software that integrates the COTS software and conforms to the requirements outlined in the Requirements and Design Documents and is delivered in accordance with the Schedule. Viisage will provide a copy of the executable code, non-proprietary and custom source code, and supporting procedures for the software installation.

9.5   Computerized Visual Inspection System(VIS)
Viisage will provide the Computerized Visual Inspection System according to the requirements outlined in the Requirements and Design Documents and the Schedule.

9.6   DLS Software and Hardware
Viisage will provide the DSL software and hardware as described in Appendix B. These products will be delivered to the Daly staging and configuration facility in accordance with the Project Schedule. Viisage will configure these items at the staging facility.


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9.7   Prototype
Viisage will develop a prototype of the drivers license custom solution in accordance with Section 13, Reference Documents and the Schedule. This prototype will demonstrate at a minimum receiving an item in queue, locally retrieving and storing images, and printing a drivers license.

9.8   Train the Trainer
Viisage will provide a Train-the-Trainer training course to Compaq Trainers and Installation Technicians along with associated training material/procedures. This training will be provided in accordance with the requirements outlined in the Referenced Documents and in accordance with the Schedule. This training includes items such as:

1.    Implement and configure the Photo ID system
2.    Provide training to MVA end users on the Photo ID system
3.    Use the system as described in the attached requirements matrix

9.9   Technical Support
The Viisage Customer Support Help Desk will be the single point of contact for 2nd level support for all problem calls and operational issues associated with the Viisage solution. Calls will come from a single help desk to be specified by Compaq. The help desk shall be available Monday through Friday 8am to 9pm and Saturday 8am to 6pm at a toll-free number. Viisage must return calls within 15 minutes Help desk calls must be logged and remain active until problem is completely resolved. Viisage will also provide engineering/software troubleshooting support if field efforts to fix a problem fail and it is determined to be a system problem caused by Viisage provided elements.

9.10 Viisage will provide consulting during setup/conversion of images to ensure compatibility and success for operation of the system.

9.10  Warranty and Maintenance Services

Viisage will provide a warranty for two (2) immediately-subsequent twenty-four
(24) month warranties, one beginning at the completion of the Phase II work, and the other beginning at the completion of the Phase III work. Each warranty shall cover all Viisage developed or supplied hardware, software and communications, delivered during the applicable project Phase. Viisage will not provide first level field maintenance services. Viisage will provide maintenance material, training, second level support, and spare parts for personnel providing first level support. Whole spare units are included in the equipment totals given in Appendix B -- Hardware List. All service field labor is provided by Compaq.


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Viisage is also responsible for providing a pool of equipment regionally [per
Appendix B], necessary for the system and of sufficient number so that replacement units can be deployed upon notification of a down operating unit. Compaq will be responsible to deploy and allocate this material within the State of Maryland. Whole spare units are included in the equipment totals given in Appendix B -- Hardware List.

Should any of the equipment become obsolete throughout the performance of this contract, i.e. Repair parts are no longer available, Viisage shall replace such obsolete equipment with compatible equipment to keep the system operational.

Viisage shall be responsible for maintaining call logs and repair records on Viisage-provided equipment. Viisage shall provide Compaq monthly, a written record or summary of all repair, or equipment replacement calls.

Per industry standard, Compaq is responsible for one-way shipping charges to return defective Viisage-supplied components for repair, and Viisage is responsible for one-way shipping charges to return repaired Viisage-supplied items to the MVA. In the event that the performance of maintenance services result in a need to replace defective parts, such items may only be replaced by new parts or refurbished parts which are equivalent to new parts. Compaq reserves the right to refuse refurbished parts if Compaq's or MVA's documented experience shows that re-furbished parts have not performed equivalent to new parts.

9.11  Supplies
Viisage will provide supplies for Phase II follow-on, the first two year renewal term and supplies for the second two year renewal term in accord with the prices herein. Payment will be rendered based upon supplies actually ordered. The pricing assumes supplies will be provided by Viisage for a total of 5,703,336 licenses during the term of this agreement and the first and second two year renewal terms of this agreement. The number of licenses is an estimated projection over the course of this agreement (inclusive of renewal options). This quantity may be reviewed periodically and if necessary, a reconciliation shall occur on an annual basis.


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10.   Deliverable Acceptance

The acceptance criteria for each deliverable is specified below.

Upon delivery of such Deliverables as defined in the Statement of Work which are the subject of an acceptance test plan, Viisage shall notify COMPAQ and upon Compaq's request commence the acceptance process as described in the Acceptance Test Plan (ATP) to be agreed to by the parties or as described below.

If a formal acceptance test between Compaq and Viisage is provided for in the ATP, Compaq shall appoint personnel who shall attend and verify the results of the acceptance test. Within five (5) days of completion of the acceptance process Compaq shall issue a written notice of preliminary acceptance of the Deliverables or provide to Viisage a detailed list of any non-conformances. If a list of non-conformances is issued, Viisage shall notify Compaq, in writing, of its concurrence or objections within the shorter of the time set forth in the Schedule or five (5) days from receipt of such list. Viisage and Compaq shall jointly agree upon a reasonable cure period for each nonconformance with a goal of five (5) days or less. Viisage shall demonstrate the corrections to Compaq within the timeframe agreed upon to cure each nonconformance.

If a formal acceptance test between Compaq and MVA is provided for in the ATP, Viisage shall provide all necessary support, as requested by Compaq, to perform the test and assess and correct any non-conformances according the Schedule.

Deliverables which are not the subject matter of an Acceptance Test Plan will be accepted as provided below.

In no case shall acceptance of any Deliverables for which there is an associated MVA deliverable occur until Compaq has received acceptance of the associated deliverable from MVA.

10.1  Project Kickoff
Delivery of the demo at Project Kickoff constitutes acceptance.

10.2  Specifications
Viisage shall deliver the Specifications in the timeframe defined in the Schedule to the Compaq Project Manager. The Compaq Project Manager shall provide a list of required changes or provide provisional acceptance to Viisage. Required changes shall be made within three (3) days or according to the Schedule. Final acceptance shall occur only after MVA has accepted the associated Specification.


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10.3  Documentation
Viisage shall deliver the Documentation in the timeframe defined in the Schedule to the Compaq Project Manager. The Compaq Project Manager shall provide a list of required changes or provide provisional acceptance to Viisage. Required changes shall be made within three (3) days or according to the Schedule. Final acceptance shall occur only after MVA has accepted the associated Documentation.

10.4  Custom Application Software
Custom Application Software will be accepted in accordance with the Acceptance Test Plan.

10.5  Computerized Visual Inspection System(VIS)
Acceptance is upon successful demonstration of a system verification test.

10.6  DLS Software and Hardware
DLS software and hardware will be accepted in accordance with the Acceptance Test Plan.

10.7  Prototype
Prototype is accepted upon successful demonstration of the functions.

10.8  Train the Trainer
Delivery of the training classes and documents is accepted upon completion of service and compliance with training acceptance criteria. These criteria will be mutually agreed upon and documented in the training plan.

10.9  Technical Support
Acceptance is upon the successful and satisfactory delivery of services.
10.10. Viisage will provide consulting to ensure compatibility and successful operation of the system.

10.10 Warranty and Maintenance Services

Warranty and repair Services are accepted upon delivery and agreement with Compaq that the quality of service was at acceptable levels.

10.11 Supplies


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Supplies are accepted upon delivery, but defects may be shipped back for replacement at no additional charge to Compaq.


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11.   Price

The services and supporting products described in this agreement are for a Fixed Price as specified below in accordance with the contract and terms and conditions contained herein. This price includes all travel & accommodations required during all phases including warranty and support.

Viisage shall provide Phase II Follow-on System Maintenance and Supplies and at Compaq's unilateral option, shall provide up to two (2) additional two-year periods of system maintenance. Each successive year of maintenance may be ordered by Compaq in writing at least twenty (20) days prior to expiration of existing warranty or maintenance period.

Compaq reserves the right to renew annual maintenance from Viisage beyond the two additional two-year period specified in this agreement as long as the need exists and the price remains fair and reasonable. Compaq further reserves the right to cancel maintenance as deemed necessary upon prior written notice to Viisage. Maintenance cost shall then be adjusted accordingly.

MAIN PROJECT
o $1,860,592 Phase I, II, III System Integration Services, Pilot, and 6 month Warranty 5/14/01 to 11/14/01
o     $1,752,000 Phase I,11, III Hardware*
o     $ 499,900 Phase II to III Supplies
o     $1,206,534 First Two-Year Renewal - Supplies
o     $1,018,791 Second Two-Year Renewal - Supplies

OPTIONAL ONGOING SUPPORT RENEWALS:
o     $ 905,026 First Two-Year Renewal - Warranty/Maintenance
o     $1,014,860 Second Two-Year Renewal - Warranty/Maintenance

=     $8,257,703 Subtotal*

SELECTED OPTIONS
o     $ 393,000 VISUAL INSPECTION SYSTEM

OTHER OPTIONS

Compaq, upon MVA approval, may procure one or more of the following options:


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o     $.478 Per Card cost of all Supplies to produce additional Driver's
      Licenses, in excess of the contracted amount of 5,703,336.
o $.25 Biometrics Facial Recognition Transaction Fee Per Image Capture (Note: License Fee Waived)
o     $150.00 Incremental Price per unit for Electronic Signature Pad
o     $3,500 per unit for Fingerprint Option
o     $ 500 Annual Bronze Support per unit for Fingerprint Option
o     $35,000 per unit for Fax On Demand
o     UV Printing per Card $.006
o     Microprinting per Card $.006

*PROJECT EFFICIENCY

To facilitate overall project efficiency, VIISAGE will sell and ship hardware content directly to our staging, installation, and support partner, DALY Computers. Selected hardware components are:

o     Printers and related Equipment           $838,000
o     Backdrops and Mounts                     $ 14,000
o     Sensor Masts                             $684,000
o     Central Production Equipment             $216,000

      Total                                  $1,752,000


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12.   Payment Schedule

Consistent with Maryland's processes, Compaq will issue Purchase Orders to VIISAGE by phase and/or fiscal year.

For the selected hardware components, Compaq's partner, DALY Computers, will issue the equipment Purchase Order(s) to Viisage upon receipt of Purchase Order(s) from Compaq.

Payment terms will be milestone based as specified below. A precondition for payment of any milestone is the acceptance of all deliverables which are scheduled to be delivered prior to the deliverable directly associated with the milestone.

Phase I

--------------------------------------------------------------------------------
MILESTONE                                         DATE        PAYMENT
--------------------------------------------------------------------------------
Project Kickoff                                    11/15/99   $50,000
--------------------------------------------------------------------------------
Phase I Requirements Document                      3/24/00    $50,000
--------------------------------------------------------------------------------
Phase I Design Document                            6/16/00    $41,001
--------------------------------------------------------------------------------
Phase Completion and Acceptance                    6/16/00    $40,000
--------------------------------------------------------------------------------
Total                                                         $181,001
--------------------------------------------------------------------------------

Phase II Compaq Payments

--------------------------------------------------------------------------------
MILESTONE                                         DATE        PAYMENT
--------------------------------------------------------------------------------
Prototype                                         7/31/00     $287,051
--------------------------------------------------------------------------------
Delivery of Mobile Demo System                    TBD         $ 20,000
--------------------------------------------------------------------------------
Pilot Site Accepted                               4/6/01      $350,000
--------------------------------------------------------------------------------
VIS Option                                        4/6/01      $493,000
--------------------------------------------------------------------------------
Phase Completion and Acceptance                   5/14/01     $325,600
--------------------------------------------------------------------------------
Total                                                         $1,475,651
--------------------------------------------------------------------------------


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Phase II Daly Payments
--------------------------------------------------------------------------------
MILESTONE                                         DATE        PAYMENT
--------------------------------------------------------------------------------
Hardware Procurement                              1/12/01     $1,752,000
--------------------------------------------------------------------------------
Total                                                         $1,752,000
--------------------------------------------------------------------------------

Phase III

--------------------------------------------------------------------------------
MILESTONE                                         DATE        PAYMENT
--------------------------------------------------------------------------------
Phase III Completion and Acceptance               9/31/01     $327,000
--------------------------------------------------------------------------------
Total                                                         $327,000
--------------------------------------------------------------------------------

Maintenance and Supplies

--------------------------------------------------------------------------------
MILESTONE                                         DATE        PAYMENT
--------------------------------------------------------------------------------
Phase II Follow on Supplies (6mo)                 5/14/01-    $499,900 Total
                                                  11/14/01    (invoiced monthly
                                                              at $83,316/mo)
--------------------------------------------------------------------------------
Phase II Follow on Maintenance(6mo)               5/14/01-    $289,940
                                                  11/14/01    (invoiced monthly
                                                              @ $48,323)
--------------------------------------------------------------------------------
Term I Supplies (24 months)                       11/14/01-   $1,206,534
                                                  11/14/03    (invoiced monthly
                                                              @$50,272)
--------------------------------------------------------------------------------
Term I Maintenance (24 months)                    11/14/01-   $905,026
                                                  11/14/03    (invoiced monthly
                                                              @37,709)
--------------------------------------------------------------------------------
Term 2 Supplies (24 months)                       11/14/01-   $1,018,791
                                                  11/14/03    (invoiced monthly
                                                              @ $42,449)
--------------------------------------------------------------------------------
Term 2 Maintenance (24 Months)                    11/14/01-   $1,014,860
                                                  11/14/03    (invoiced monthly
                                                              @$42,285)
--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
Total                                                         $4,935,051
--------------------------------------------------------------------------------

Note: the initial total contract amount [with selected VIS option] is $8,670,703. Mobile Demo System includes mobile SensorMast, floor mounted backdrop, mobile printer & custom engineering development. Supplies to be billed at standard rate. PC and monitors to be provided by Compaq.


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

13.   Referenced Documents

13.1  Maryland Customer Documents

o Compaq's contract with the customer: "State of Maryland, Department of Transportation (MDOT), Motor Vehicle Administration, Driver Licensing Point of Sale Systems and Related Modules, DLS/POS, Contract No. V-HQ-99091-IP.
o     Statement of Work between Compaq and the State of Maryland.
o The Administration's Request for Proposal V-HQ-99091-IP, Driver Licensing/Point of Sale Systems and Related Modules (DLS/POS) requirements, Amendments #1 through #6.
o     COMPAQ's Technical Proposal dated February 24,1999.
o COMPAQ's Oral Presentation dated April 23, 1999 as set forth in the transcript thereof made contemporaneously with such presentation.
o     COMPAQ's Clarification Letters dated 4/30/99, 5/17/99, 5/31/99 and 6/8/99.

 13.2 Viisage Documents to Compaq
o Viisage's proposal to Compaq for the State of Maryland, Department of Transportation (MDOT), Motor Vehicle Administration, Driver Licensing Point of Sale Systems and Related Modules, DLS/POS
o Viisage's compliance matrix to Compaq State of Maryland, Department of Transportation (MDOT), Motor Vehicle Administration, Driver Licensing Point of Sale Systems and Related Modules, DLS/POS


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14.   Additional Terms and Conditions

This document is incorporated by reference into the Subcontract Agreement between Viisage Technology, Inc. and Digital Equipment Corporation for this Project.

The following additional terms and conditions are hereby agreed to between the parties:

1. All references to "Digital Equipment Corporation" and "Digital" in the Subcontract Agreement are hereby modified to include (i) Digital Equipment Corporation and all subsidiaries worldwide, (ii) Digital's parent company Compaq Computer Corporation and (iii) all worldwide subsidiaries of Compaq Computer Corporation.

2. In case of a conflict between referenced documents, the following order of precedence shall apply:
      a)    this Statement of Work,
      b)    any Purchase Order issued pursuant to the Subcontract Agreement,
      c)    the Subcontract Agreement,
      d)    the Maryland Customer Documents,
      e)    Viisage's Proposal to Compaq, and
      f)    Viisage Compliance Matrix.

3. Viisage agrees to comply with all relevant State and MDOT computerized record system security requirements in accordance with Appendix E of Customer's RFP.

4. Should any of the equipment become obsolete throughout the performance of this contract; i.e. repair parts are no longer available, Viisage shall replace such obsolete equipment with compatible equipment to keep the MVA system operational, at Viisage's sole cost.

5. Viisage agrees to adhere to the following language from Compaq's contract with the MVA:

      J.    CONFIDENTIALITY OF INFORMATION & COMPUTER SECURITY

            1. Contractor and their employees agree to maintain in strictest confidence and not willfully to disclose to any person, firm or corporation, information relating to or contained in the State's Data Base Information obtained as a result of Contractor's work associated with this Agreement. Access to and use of information and computer resources is limited to what is required for performance of this Agreement. Contractor shall be aware that the Administration adheres to State policies for Data Processing Resources Security authorized by the Governor's Executive Order 01.01.1983.18 and Article 27,
                  Section 45A and 146 of the Annotated Code of Maryland.

                  Failure of contractor to abide by these same policies and statutes may result in the Administration's prosecuting or seeking remedies made available to it by statute or regulation. In addition, other Federal and State Laws and Regulations affect the access to


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                  and use of computer information such as the U.S. Computer
                  Crime Statute (1984) Computer Security Act of 1987, Privacy Act of 1974, Freedom of Information Act, the Computer Fraud and Abuse Act (1986), and the Drivers Privacy and Protection Act (1994). Contractor personnel shall individually sign an agreement attesting to the above.

                  2. Each Contractor participant individual in the services provided under this Agreement must sign the Office of Security Advisory form (Appendix E), which will then be a part of this Agreement.

6. Viisage agrees that the settlement of any litigation and/or claim of infringement requires approval of the Attorney General of the State of Maryland.

7. Viisage acknowledges that Compaq is the prime contractor and is responsible for the project. All contacts with MVA with respect to the Project will be the responsibility of Compaq. Any contacts made by Viisage will be with the consent and/or participation of Compaq. Viisage further acknowledges that repeated failure to adhere to this provision will constitute a breach of the Subcontract Agreement.

8. Viisage agrees to provide personnel that have skills sufficient to perform the tasks described in this Statement of Work. Compaq reserves the right to interview, approve, reject and/or replace any Viisage personnel that Compaq deems, in its sole opinion, do not have sufficient skills to perform the Work.

9. All documentation delivered under this Statement of Work may be reproduced by Compaq or MVA as required to meet the requirements of the Referenced Documents.

10. Should any Viisage supplied Equipment be returned to Viisage for repair and not be repaired within five (5) business days of receipt of equipment by Viisage, Viisage agrees to provide a new unit at no additional charge to Compaq. Note: the software system will be thoroughly tested and accepted as part of the Pilot Test. Viisage cannot be held responsible for software system that is rendered unusable due to operator abuse of negligence.


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

Appendix A. Schedule


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Appendix B. Hardware List

Final quantities may vary based on the final approved design or the addition of more facilities. Adjustments will be made in accordance with unit prices below:

Equipment                                       Description                              Quantity         Unit Price
---------                                       -----------                              --------         ----------
SensorMast with built-in signature pad          Viisage Image Capture                         151          $4,635.00
SensorMast mobile                               Image capture for mobile workstation.           2          $5,660.00
Hanging Backdrop                                Viisage Back Drops                            151             $88.00
Floor Mounted Backdrop                          Viisage Back Drops                              2            $515.00
Electronic Signature Pad (incremental cost)     Viisage Biometrics Signature Pad              151            $185.00
Drivers License Printers                        Eltron Printer                                151          $5,662.00
Mobile Drivers License Printers                 Eltron Printer                                  2          $7,532.00

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

Appendix C. Change Request Form


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